UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2009

ZOO ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-124829	71-1033391

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2121 Avenue of the Stars, Suite 2550
Los Angeles, CA 90067
(Address of principal executive
offices including zip code)

(310) 601-2500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 14, 2009, Zoo Games, Inc. (“Zoo Games”), a wholly-owned subsidiary of Zoo Entertainment, Inc. (the “Company”), entered into an employment agreement (the “Employment Agreement”) with Mark Seremet, currently a director of the Company and President of Zoo Games, pursuant to which Mr. Seremet also became Chief Executive Officer of Zoo Games.  Mr. Seremet’s employment agreement is for a term of three years, at an initial base salary of $325,000 per year. The Company granted Mr. Seremet an option to purchase 750,000 shares of the Company’s common stock, $0.001 par value per share (“Common Stock”) at an exercise price of $0.30 per share, pursuant to the Company’s 2007 Employee, Director and Consultant Stock Plan (the “2007 Plan”), as amended. The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On January 14, 2009, that certain Amended and Restated Employment Agreement, by and between Zoo Games and Mark Seremet, dated as of April 16, 2008, as subsequently amended on July 15, 2008 (the “Original Employment Agreement”), was terminated in connection with Zoo Games and Mark Seremet entering into the Employment Agreement, as set forth in more detail in Item 1.01 of this Current Report on Form 8-K.  No penalties were incurred in connection with the termination of the Original Employment Agreement. The material terms of the Original Employment Agreement are disclosed in that Current Report on Form 8-K filed with the Securities and Exchange Commission on September 18, 2008, which is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) Effective January 14, 2009, the Company’s Board of Directors approved and adopted an amendment (the “Amendment”) to the 2007 Plan. The Amendment increased the number of shares of Common Stock that may be issued under the 2007 Plan from 1,000,000 shares to 4,000,000 shares, and increased the maximum number of shares of Common Stock with respect to which stock rights may be granted to any participant in any fiscal year from 250,000 shares to 750,000 shares. All other terms of the 2007 Plan remain in full force and effect. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

On January 14, 2009, Zoo Games entered into the Employment Agreement with Mark Seremet, the material terms of which are disclosed in Item 1.01 of this Current Report on Form 8-K which is incorporated herein by reference.  In connection with the Employment Agreement, Mr. Seremet became Chief Executive Officer of Zoo Games.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Number	Description
10.1	Employment Agreement, by and between Zoo Games, Inc. and Mark Seremet, dated as of January 14, 2009.
10.2	Amendment to 2007 Employee, Director and Consultant Stock Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2009
ZOO ENTERTAINMENT, INC.

	By:	/s/ Charles Bentz
	Name:	Charles Bentz
	Title:	Chief Financial Officer